UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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VEEVA SYSTEMS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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April 25, 2014

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Veeva Systems Inc. that will be held on Wednesday, June 4, 2014 at 3:00 p.m. Pacific Time, at Veeva Systems Inc.’s principal executive offices located at 4637 Chabot Drive, Suite 210, Pleasanton, California 94588.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2014 Annual Report. We encourage you to read this information carefully.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail regarding each of these voting options.

Thank you for your ongoing support of Veeva.

Very truly yours,

Peter P. Gassner

Chief Executive Officer and Director

VEEVA SYSTEMS INC.

4637 Chabot Drive, Suite 210

Pleasanton, California 94588

NOTICE OF ANNUAL MEETING

FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Wednesday, June 4, 2014 at 3:00 p.m. Pacific Time.
Place:	Veeva Systems Inc.’s principal executive offices located at 4637 Chabot Drive, Suite 210, Pleasanton, California 94588.
Items of Business:

(1)    To elect the two directors named in the proxy statement accompanying this notice to serve as Class I directors until the annual meeting held in 2017 and until their successors are duly elected and qualified.

(2) To ratify the appointment of KPMG LLP as Veeva Systems Inc.’s independent registered public accounting firm for the fiscal year ending January 31, 2015.
(3) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 15, 2014.
Voting:	Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About Procedural Matters.”

A Notice of Internet Availability of Proxy Materials (Notice) has been mailed to stockholders of record on or about April 25, 2014. The Notice contains instructions on how to access our proxy statement for our 2014 annual meeting of Stockholders and our fiscal 2014 annual report to stockholders on Form 10-K (together, the proxy materials). The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: www.astproxyportal.com/ast/18559.

If you have any questions regarding this information or the proxy materials, please visit our website at www.veeva.com or contact our investor relations department at (925) 452-6500.

All stockholders are cordially invited to attend the annual meeting in person.

By order of the board of directors,

Peter P. Gassner

Chief Executive Officer and Director

This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 25, 2014.

i

VEEVA SYSTEMS INC.

4637 Chabot Drive, Suite 210

Pleasanton, California 94588

PROXY STATEMENT FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with solicitation of proxies by our board of directors for use at the 2014 annual meeting of stockholders (the Annual Meeting) to be held at 3:00 p.m. Pacific Time on Wednesday, June 4, 2014, and any postponements or adjournments thereof. The Annual Meeting will be held at Veeva Systems Inc.’s principal executive offices located at 4637 Chabot Drive, Suite 210, Pleasanton, California 94588. Beginning on or about April 25, 2014, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access our proxy materials. As used in this proxy statement, the terms “Veeva,” “we,” “us,” and “our” mean Veeva Systems Inc. and its subsidiaries unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:	Why am I receiving these proxy materials?

A:	Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Wednesday, June 4, 2014 at 3:00 p.m. Pacific Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The notice of Annual Meeting, this proxy statement and accompanying form of proxy card are being made available to you on or about April 25, 2014. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q:	What is included in the proxy materials?

A:	The proxy materials include:

•	This proxy statement for the Annual Meeting;

•	Our 2014 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended January 31, 2014; and

•	The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:	How can I get electronic access to the proxy materials?

A:	The Company’s proxy materials are available at www.astproxyportal.com/ast/18559 and at http://ir.veeva.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.astproxyportal.com/ast/18559. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	What information is contained in this proxy statement?

A:	The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	Where is the Annual Meeting?

A:	The Annual Meeting will be held at our principal executive offices located at 4637 Chabot Drive, Suite 210, Pleasanton, California 94588. The telephone number at that location is (925) 452-6500.

Q:	Can I attend the Annual Meeting?

A:	You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 15, 2014. Admission will begin at 2:30 p.m. Pacific Time on the date of the Annual Meeting, and you must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of April 15, 2014. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 3:00 p.m. Pacific Time. Stockholders may request directions to our principal executive offices in order to attend the Annual Meeting by calling (925) 452-6500 or visiting our website at www.veeva.com/contact-us/ and clicking “Directions.”

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholders of record — If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (AST), you are considered, with respect to those shares, the “stockholder of record,” and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners — Many Veeva stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice was forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. Except as otherwise expressly provided by the Certificate of Incorporation or by law, the holders of shares of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote or for the consent of the stockholders of

Veeva. Each holder of Class A common stock will have the right to one vote per share of Class A common stock and each holder of Class B common stock will have the right to ten votes per share of Class B common stock. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter.

Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Holders of record of our common stock at the close of business on April 15, 2014 (the Record Date) are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 37,611,747 shares of Class A common stock outstanding and 89,581,789 shares of Class B common stock outstanding. In deciding all matters at the Annual Meeting, each holder of Class A common stock of Veeva will be entitled to one vote for each share of Class A common stock held as of the close of business on the Record Date, and each holder of Class B common stock of Veeva will be entitled to ten votes for each share of Class B common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or following the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record — If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•	Via the Internet — You may vote by proxy via the Internet by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by following the instructions provided in the proxy card.

•	By Telephone — You may vote by proxy by telephone by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by calling the toll free number found on the proxy card.

•	By Mail — If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Beneficial owners — If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

Q:	What proposals will be voted on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will be asked to vote:

(1)	To elect the two directors identified in this proxy statement to serve as Class I directors until the annual meeting held in 2017 and until their successors are duly elected and qualified;

(2)	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2015, and

(3)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:	What is the voting requirement to approve each of the proposals?

A:	Proposal One — The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in such nominee’s favor.

Proposal Two — The affirmative vote of a majority of votes cast is required to ratify the appointment of KMPG LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:	How does the board of directors recommend that I vote?

A:	Our board of directors unanimously recommends that you vote your shares:

•	“FOR” the two nominees for election as director listed in Proposal One; and

•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2015.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of record — If you are a stockholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

•	Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners — If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter — the proposal to ratify the appointment of KPMG LLP. Your broker will not have discretion to vote on the following “non-routine” matter absent direction from you: the election of directors.

Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote?

A:	Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Veeva may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Veeva or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Who will serve as inspector of elections?

A:	The inspector of elections will be a representative from American Stock Transfer & Trust Company, LLC.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder	Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials — Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2015 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 26, 2014, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting — In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined as that date which is not less than 90 days nor more than 120 days prior to the one year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2015 annual meeting of stockholders is between February 4, 2015 and March 6, 2015.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates — You may recommend candidates to our board of directors for consideration by our nominating and governance committee by following the procedures set forth below in “Corporation Governance — Stockholder Recommendations for Nominations to the Board of Directors.”

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:	A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. A copy of our bylaws is posted on the Investors portion of our website at http://ir.veeva.com. All notices of proposals by stockholders, whether or not included in Veeva’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional	Information about the Proxy Materials

Q:	Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

A:	In accordance with the rules of Securities and Exchange Commission (SEC), we have elected to furnish our proxy materials, including this proxy statement and our annual report to our stockholders, primarily via the Internet. Beginning on or about April 25, 2014, we mailed to our stockholders a “Notice of Internet Availability of Proxy Materials” that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at www.astproxyportal.com/ast/18559. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Q:	What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?

A:	We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	What is the mailing address for Veeva’s principal executive offices?

A:	Our principal executive offices are located at 4637 Chabot Drive, Suite 210, Pleasanton, California 94588. The telephone number at that location is (925) 452-6500.

Any written requests for additional information, copies of the proxy materials and 2014 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 4, 2014.

The proxy statement and annual report to stockholders is available at www.astproxyportal.com/ast/18559.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of six members who are divided into three classes with staggered three-year terms. A director serves in office until his respective successor is duly elected and qualified or until his earlier death or resignation. Our restated certificate of incorporation and amended and restated bylaws that are in effect authorize only our board of directors to fill vacancies on our board of directors until the next annual meeting of stockholders. Any additional directorships resulting from an increase in the authorized number of directors would be distributed among the three classes so that, as nearly as possible, each class would consist of one-third of the authorized number of directors. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

Two Class I directors have been nominated for election at the Annual Meeting each for a three-year term expiring in 2017. Upon the recommendation of our nominating and governance committee, our board of directors has nominated Young Sohn and Kevin Spain for election as Class I directors. The term of office of each person elected as director will continue until such director’s term expires in 2017, or until such director’s successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

Nominees for Class I Directors for a Term Expiring in 2017

Name	Age	Principal Occupation and Business Experience
Young Sohn	55	Ms. Sohn has served as a member of our board of directors since January 2007. Ms. Sohn has been an independent business consultant and advisor since December 2001. From April 1994 to November 1997, Ms. Sohn was the founder and Chief Executive Officer of Nomadic Systems, Inc., which was acquired by Siebel Systems. Ms. Sohn led the Siebel Life Sciences Division from November 1997 to December 2001. Prior to her time at Nomadic Systems, Ms. Sohn held an executive management position at PharmaSystems. Previously, Ms. Sohn also spent six years at Oracle Corporation in the pharmaceutical vertical organization. Ms. Sohn received a Bachelor of Arts degree in Business Management from Cornell University. Our board of directors determined that Ms. Sohn should serve as a director based on her extensive experience in the software industry and her business expertise in the pharmaceutical industry.

Kevin Spain	42	Mr. Spain has served as a member of our board of directors since May 2008. Mr. Spain joined Emergence Capital Partners in September 2006 and has served as General Partner of Emergence since March 2011. Prior to joining Emergence, Mr. Spain was a member of Microsoft Corporation’s Corporate Development group. Prior to joining Microsoft, Mr. Spain was with Electronic Arts Inc., a game software content and services company. He previously was co-Founder and Chief Executive Officer of atMadison.com, Inc., which provided a hosted marketing management solution for small and medium sized companies. Mr. Spain earned a Bachelor of Business Administration degree from the University of Texas at Austin and a Master of Business Administration from The Wharton School of the University of Pennsylvania. Our board of directors determined that Mr. Spain should serve as a director based on his extensive experience in the enterprise and consumer technology sectors, his experience in venture capital and corporate development and his entrepreneurial experience. Mr. Spain currently serves on our nominating and governance committee.

Incumbent Class II Directors Whose Term Expires in 2015

Name	Age	Principal Occupation and Business Experience
Mark Armenante	61	Mr. Armenante has served as a member of our board of directors since January 2007. Prior to joining Veeva, Mr. Armenante served as Vice President of Sales and in several other Group Vice President roles at Siebel Systems, where he managed alliances, operations and Siebel’s OnDemand division, for over ten years. Prior to his time at Siebel, Mr. Armenante was President of PharmaSystems, Inc., a pharmaceutical sales force management company, from January 1991 to August 1994. Mr. Armenante spent over three years at Oracle Corporation prior to joining PharmaSystems. Prior to Oracle Corporation, Mr. Armenante spent seven years with Information Resources, Inc., as Senior Vice President of Sales, which served the consumer products and pharmaceutical industries. Mr. Armenante earned a Bachelor of Arts degree in Biology from Case Western Reserve University and a Master of Business Administration from Ohio University. Our board of directors determined that Mr. Armenante should serve as a director based on his extensive business experience as an executive in industries serving pharmaceutical markets. Mr. Armenante currently serves on our audit committee and nominating and governance committee.

Gordon Ritter	49	Mr. Ritter has served as a member of our board of directors since May 2008 and serves as chairman of our board of directors. Mr. Ritter has been a General Partner at Emergence Capital Partners, a venture capital firm he founded, since June 2002. Prior to founding Emergence, Mr. Ritter was co-founder and Chief Executive Officer of Software As Service, Inc., a web services platform company. Prior to founding Software As Service, Mr. Ritter served as Vice President of the IBM Global Small Business division. Prior to IBM, Mr. Ritter was co-Founder and President of Whistle Communications, Inc., an internet appliance and services platform for small and medium-sized businesses, which was acquired by IBM. Before Whistle, Mr. Ritter was co-Founder and President of Tribe, Inc., a networking infrastructure company. Prior to Tribe, Mr. Ritter was a Vice President of Capital Markets at Credit Suisse First Boston Inc. Mr. Ritter earned a Bachelor of Arts degree in Economics from Princeton University. Our board of directors determined that Mr. Ritter should serve as a director based on his extensive business experience in the software and web services industries, his experience in venture capital, and his service as a director of various private companies. Mr. Ritter currently serves on our audit committee and compensation committee.

Incumbent Class III Directors Whose Term Expires in 2016

Name	Age	Principal Occupation and Business Experience
Ronald E.F. Codd	58	Mr. Codd has served as a member of our board of directors since February 2012. Mr. Codd has been an independent business consultant since April 2002. From January 1999 to April 2002, Mr. Codd served as President, Chief Executive Officer and a director of Momentum Business Applications, Inc., an enterprise software company. From September 1991 to December 1998, Mr. Codd served as Senior Vice President of Finance and Administration and Chief Financial Officer of PeopleSoft. Mr. Codd has served on the board of directors of a number of information technology companies, including FireEye, Inc. since July 2012, Rocket Fuel Inc. since February 2012, ServiceNow, Inc. since February 2012, DemandTec, Inc. from February 2007 to February 2012, Data Domain, Inc. from October 2006 to July 2009, Interwoven, Inc. from July 1999 to April 2009 and Agile Software Corporation from August 2003 to July 2007. Mr. Codd holds a Bachelor of Sciences degree in Accounting from the University of California, Berkeley and a Master of Management in Finance and Management Information Systems degree from the Kellogg Graduate School of Management at Northwestern University. Mr. Codd is also a member of the adjunct faculty at Golden Gate University in San Francisco, California. Our board of directors believes that Mr. Codd’s management experience and his software industry experience, including his experience in finance, give him the breadth of knowledge and valuable understanding of our industry which qualify him to serve as a member of our board of directors. Mr. Codd currently serves on our audit committee and compensation committee.

Peter P. Gassner	49	Mr. Gassner is one of our founders and has served as our Chief Executive Officer and one of our directors since January 2007. Prior to joining Veeva, Mr. Gassner was Senior Vice President of Technology at salesforce.com, inc., a provider of enterprise cloud computing solutions, from July 2003 to June 2005, where he led the development effort to extend the Salesforce Platform to the enterprise. Prior to his time with salesforce.com, Mr. Gassner was with PeopleSoft, Inc., a provider of enterprise application software, from January 1995 to June 2003. At PeopleSoft, he served as Chief Architect and General Manager responsible for development, strategy, marketing and deployment of PeopleTools, the architecture underlying PeopleSoft’s application suite. Mr. Gassner began his career with International Business Machines Corporation (IBM). At IBM, Mr. Gassner conducted research and development on relational database technology, including the DB2 database. Mr. Gassner earned a Bachelor of Science degree in Computer Science from Oregon State University. Our board of directors determined that Mr. Gassner should serve as a director based on his position as one of our founders and as our Chief Executive Officer, his extensive experience in general management and software and platform development and his experience in the software industry.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS I NOMINEES NAMED ABOVE.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed the firm of KPMG LLP, independent registered public accountants, to audit our financial statements for the year ending January 31, 2015. KPMG LLP has audited our financial statements since the fiscal year ended January 31, 2010.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Veeva and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending January 31, 2015. Our audit committee is submitting the selection of KPMG LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of KPMG LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by KPMG LLP during the years ended January 31, 2014 and 2013:

	2014	2013
Audit Fees(1)	$576,050	$257,500
Audit-Related Fees(2)	1,224,665	—
Tax Fees(3)	82,088	157,216
All Other Fees	—	—

Total Fees	$1,882,803	$414,716

(1)	Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged KPMG LLP.
(2)	Audit-Related Fees: This category represents fees associated with our initial public offering of common stock completed in October 2013, which included review of our quarterly consolidated financial information included in our registration statement on Form S-1 filed with the SEC, as well as comfort letters, consents and review of documents filed with the SEC.
(3)	Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval if needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2015.

CORPORATE GOVERNANCE

Code of Conduct

Our board of directors has adopted a code of conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our code of conduct is posted on the Investors portion of our website at http://ir.veeva.com. We intend to disclose future amendments to, or waiver of, our code of conduct, at the same location on our website identified above.

Board Composition

Our business affairs are managed under the direction of our board of directors, which is currently composed of six members. Five of our directors are independent within the meaning of the listing rules of the New York Stock Exchange (NYSE). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.

Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

Our Class A common stock is listed on the NYSE. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our board of directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the NYSE. The independent members of our board of directors will hold separate regularly scheduled executive session meetings at which only independent directors are present.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of Messrs. Armenante and Codd qualify as an independent director pursuant to Rule 10A-3. Our board of directors determined that Mr. Ritter does not satisfy the independence criteria set forth in Rule 10A-3. Accordingly, we are relying on the exemption from the independence requirements of Rule 10A-3 that provides that a minority of the members of our audit committee may be exempt from the independence requirements for one year from the date of effectiveness of this proxy statement. We also intend to satisfy the audit committee independence requirement of the NYSE.

Board Leadership Structure

Pursuant to our Corporate Governance Principles, our board of directors may separate or combine the roles of the chairman of the board of directors and chief executive officer when and if it deems it advisable and in our best interests and in the best interests of our stockholders to do so. We currently separate the positions of chairman of the board of directors and chief executive officer. Our board of directors is currently chaired by Mr. Ritter. Separating the positions of chief executive officer and chairman of the board of directors allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the board of directors to lead our board of directors in its fundamental role of providing independent advice to, and oversight of, management. Our board of directors believes that having an independent director serve as Chairman is the appropriate leadership structure for us at this time. Our Corporate Governance Principles are posted on the Investors portion of our website at http://ir.veeva.com.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. Our board of directors and its committees set schedules for meeting throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate. Our board of directors has delegated various responsibilities and authority to its committees as generally described below. The committees will regularly report on their activities and actions to the full board of directors. Each member of each committee of our board of directors qualifies as an independent director in accordance with NYSE listing standards. Each committee of our board of directors has a written charter approved by our board of directors. Copies of each charter are posted on the Investors portion of our website at http://ir.veeva.com.

Audit Committee

During our fiscal year ended January 31, 2014, our audit committee held eight meetings. The members of our audit committee are comprised of Messrs. Armenante, Codd and Ritter, each of whom is a non-employee member of our board of directors and can read and understand fundamental financial statements. Messrs. Armenante and Codd are each independent under the rules and regulations of the SEC and the listing standards of the NYSE applicable to audit committee members. Mr. Codd serves as chair of the audit committee. Our board of directors has determined that Mr. Codd’s service on three other public company boards of directors will not impair his ability to serve effectively on the audit committee. Our board of directors has determined that Mr. Codd qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE. The designation does not impose on Mr. Codd any duties, obligations or liabilities that are greater than are generally imposed on any other member of our audit committee and our board of directors.

The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards.

Compensation Committee

During our fiscal year ended January 31, 2014, our compensation committee held six meetings. The members of our compensation committee are comprised of Messrs. Codd and Ritter, each of whom is a non-employee member of our board of directors, including under applicable tax (IRC Section 162(m)) and securities law (Section 16) rules, and each of whom our board of directors has determined qualify as independent under new Rule 10C of the Exchange Act and related NYSE listing standards. Mr. Ritter serves as chair of the compensation committee. The purpose of our compensation committee is to discharge the responsibilities of our board of directors relating to executive compensation policies and programs. Among other things, specific responsibilities of our compensation committee include evaluating the performance of our chief executive officer and determining our chief executive officer’s compensation. The compensation committee also determines the compensation of our other executive officers in consultation with our chief executive officer. In addition, our compensation committee administers our stock-based compensation plans, including granting equity awards and approving modifications of such awards. Our compensation committee also reviews and approves various other compensation policies and matters, and has both the authority to engage its own advisors to assist it in carrying out its function and the responsibility to assess the independence of such advisors in accordance with SEC rules and NYSE listing standards.

Our compensation committee has delegated to the non-executive equity committee, consisting of our chief executive officer, the authority to approve equity grants within certain guidelines, which include a prohibition on the approval of equity grants to our executive officers. Our chief executive officer, chief financial officer, and general counsel assist our compensation committee in carrying out its functions, although they do not participate in deliberations or decisions with respect to their own compensation. During our fiscal year ended January 31, 2014, our compensation committee engaged the services of Compensia, Inc., a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Compensia reports directly to the compensation committee. Compensia does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Compensia does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or NYSE listing standards.

Nominating and Governance Committee

Our nominating and governance committee was established in connection with our initial public offerings and did not hold any meetings in fiscal year ended January 31, 2014. The members of our nominating and governance committee are comprised of Messrs. Armenante and Spain, each of whom is a non-employee member of our board of directors. Mr. Armenante serves as chair of the nominating and governance committee. The nominating and governance committee oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our board of directors and evaluates the performance of our board of directors and individual directors. Our nominating and governance committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our governance practices and making recommendations to our board of directors concerning corporate governance matters.

Compensation Committee Interlocks and Insider Participation

As noted above, the compensation committee of our board of directors is comprised of Messrs. Codd and Ritter. During our fiscal year ended January 31, 2014, our compensation committee consisted of Messrs. Codd and Ritter. Mr. Armenante was a member of our compensation committee until May 23, 2013. None of our executive officers serves, or served during our fiscal year ended January 31, 2014, as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or our compensation committee.

Meetings of the Board of Directors

The full board of directors met five times during our fiscal year ended January 31, 2014. No director attended fewer than 75% of the total number of meetings of the board of directors and of any committees of the board of directors of which he or she was a member during our fiscal year ended January 31, 2014.

It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors.

Stockholder Recommendations for Nominations to the Board of Directors

Our nominating and governance committee has adopted Policies and Procedures for Director Candidates. Stockholder recommendations for candidates to our board of directors must be received by December 31st of the year prior to the year in which the recommended candidates will be considered for nomination, must be directed in writing to Veeva Systems Inc., 4637 Chabot Drive, Suite 210, Pleasanton, CA 94588, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between us and the candidate within the last three years and evidence of the recommending person’s ownership of our capital stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for membership on the board of directors, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, other commitments and the like, personal references and an indication of the candidate’s willingness to serve.

Board Oversight of Risk

One of the key functions of our board of directors is informed oversight of our risk management process. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. Our board of directors administers its oversight function directly as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters; our compensation committee oversees major risks associated with our compensation policies and programs; and our nominating and governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our board of directors and director succession planning.

Director Compensation

The following table sets forth information about the compensation of the non-employee members of our board of directors who served as a director during our fiscal year ended January 31, 2014. Other than as set forth in the table and described more fully below, during our fiscal year ended January 31, 2014, we did not pay any fees to, make any equity awards or non-equity awards to or pay any other compensation to the non-employee members of our board of directors. Mr. Gassner, our Chief Executive Officer, receives no compensation for his service as a director, and is not included in the table below.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Mark Armenante	—	—
Ronald E.F. Codd(1)	45,000	45,000
Gordon Ritter	—	—
Young Sohn	—	—
Kevin Spain	—	—

(1)

As of January 31, 2014, Mr. Codd held an outstanding option to purchase 156,250 shares of Class B common stock which represents the unexercised portion of an option granted in March 2012 for 312,500 shares of Class B common stock. Mr. Codd’s option was granted under our 2007 Stock Plan with an exercise price of $1.11 per share, in connection with his commencement of service as a member of our board of directors. This option vests over a five-year period, commencing on February 15, 2012, as follows: 20% of the Class B common stock underlying the option vested on February 15, 2013, with the remaining shares vesting in equal monthly installments over four years thereafter. If we are subject to a change in control (defined as the consummation of a merger or our consolidation with or into another entity or our dissolution, liquidation or winding up) before Mr. Codd’s service as a director terminates, then the vested portion of the stock option will be determined by adding 24 months to his time of actual service. Notwithstanding the vesting schedule, the stock option was immediately exercisable in full as of the date of the grant, with the shares underlying the option subject to a lapsing right of repurchase until vested in favor of us at the exercise price.

We generally have not provided any cash compensation to our non-employee directors for their service on our board of directors or committees of our board of directors, with the exception of the annual cash retainer that is paid to Mr. Codd in the amount of $35,000 for service on our board of directors and $10,000 for service on our audit committee. Mr. Codd’s cash compensation is paid in quarterly installments.

Although we granted an option to Mr. Codd in March 2012 in connection with the commencement of his service on our board of directors and our audit committee, as reflected in the table above, we do not have any established policy with regard to equity-based compensation of members of our board of directors. We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of March 31, 2014:

Name	Age	Position(s)
Peter P. Gassner	49	Chief Executive Officer and Director
Matthew J. Wallach	41	President
Timothy S. Cabral	46	Chief Financial Officer
Josh Faddis	42	Vice President, General Counsel and Corporate Secretary

Peter P. Gassner. See biographical information set forth above under “Proposal One — Election of Directors — Information Regarding the Nominees and Other Directors.”

Matthew J. Wallach is one of our founders and has served in various senior executive roles since joining Veeva in March 2007. He currently serves as our President and prior to that served as our Chief Strategy Officer from September 2010 to August 2013. Between April 2005 and March 2007, Mr. Wallach served as Chief Marketing Officer at Health Market Science, Inc., a supplier of healthcare data solutions. From January 2004 to December 2004, Mr. Wallach served as Vice President of Marketing and Product Management at IntelliChem, Inc., a provider of scientific content management solutions. Mr. Wallach was previously the General Manager of the Pharmaceuticals & Biotechnology division at Siebel Systems, Inc., a customer relationship management software company, from August 1998 to December 2003. Mr. Wallach earned a Bachelor of Arts degree in Economics from Yale University and a Master of Business Administration from the Harvard Business School.

Timothy S. Cabral has served as our Chief Financial Officer since February 2010. Prior to joining Veeva, Mr. Cabral served as Chief Financial Officer and Chief Operations Officer for Modus Group, LLC, a wireless solutions and services company, from February 2008 to February 2010 and served as Chief Financial Officer and Vice President of Operations for Agistics, Inc., an employee management services company, from March 2005 to June 2007. Mr. Cabral previously spent more than seven years at PeopleSoft, beginning in November 1997, where he held various positions, including Vice President of Products & Technology Finance and Senior Director of Corporate FP&A. Mr. Cabral earned a Bachelor of Science degree in Finance from Santa Clara University and a Master of Business Administration from the Leavey School of Business at Santa Clara University.

Josh Faddis has served as our Vice President and General Counsel since September 2012. Mr Faddis has also served as our Corporate Secretary since May 2013. Prior to joining Veeva, Mr. Faddis served in various roles at Taleo Corporation, a software-as-a-service provider of human capital management solutions, beginning in June 2001 through April 2012, including Senior Vice President, General Counsel, and Corporate Secretary. Prior to joining Taleo, Mr. Faddis conducted intellectual property and business litigation at Fulbright & Jaworski LLP and served as a Judicial Clerk for the Honorable Justice Craig Enoch, Supreme Court of the State of Texas. Mr. Faddis earned a Bachelor of Science in Agricultural Economics from Texas A&M University and a Juris Doctor degree from the Georgetown University Law Center.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning the compensation paid to our Chief Executive Officer and our next two most highly compensated executive officers for our fiscal year ended January 31, 2014. We refer to these individuals as our named executive officers.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)		Total ($)
Peter P. Gassner	2014	270,833	7,912,742	(2)	—		8,183,575
Chief Executive Officer	2013	225,000	—		—		225,000
Matthew J. Wallach	2014	292,917	3,080,907	(2)	—		3,373,824
President	2013	313,750	—		100,000	(3)	413,750
Timothy S. Cabral	2014	272,917	3,080,907	(2)	—		3,353,823
Chief Financial Officer	2013	245,833	—		—		245,833

(1)	The amounts in this column represent the aggregate grant date fair value of options to purchase shares of our Class B common stock that were granted to each of Messrs. Gassner, Wallach and Cabral, computed in accordance with FASB ASC Topic No. 718. See note 10 of the notes to our consolidated financial statements included in our annual report on Form 10-K for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. These amounts do not purport to reflect the value that will be recognized by the named executive officers upon sale of the underlying securities.
(2)	The stock options were granted on March 10, 2013 and vest monthly over a five-year period following the vesting commencement date. The vesting commencement dates for the stock option grants are February 1 of 2015, 2014 and 2014 for Messrs. Gassner, Wallach and Cabral, respectively.
(3)	Represents amounts earned by Mr. Wallach in our fiscal year ended January 31, 2013 under his cash incentive bonus program.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

The compensation paid to our named executive officers for the fiscal year ended January 31, 2014 consisted of the following components:

•	base salary; and

•	long-term incentive compensation in the form of stock options.

Base Salaries

In February 2013, the compensation committee of our board of directors approved an increase to the base salaries of each of our named executive officers, which were set as follows, effective as of March 1, 2013: Mr. Gassner — $275,000; Mr. Wallach — $450,000; and Mr. Cabral — $275,000. Mr. Wallach’s base salary remained at that level until the compensation committee of our board of directors, in connection with the grant of new long-term equity awards in March 2013 (as described in further detail below), determined that his base salary would be reduced to $275,000, effective April 1, 2013, so as to position all of our named executive officers at the same base salary level with the majority of their compensation in the form of stock options that vest over time.

Performance-Based Bonuses

During our fiscal year ended January 31, 2014, we did not maintain a bonus program or pay any bonuses to our named executive officers. During our fiscal year ended January 31, 2013, we did maintain a quarterly cash incentive bonus program for Mr. Wallach. Mr. Wallach’s bonus program was based on performance objectives established quarterly by Mr. Gassner. Achievement of the performance objectives was determined by Mr. Gassner following the close of each quarter during our fiscal year ended January 31, 2013.

Stock Awards

We offer stock options and restricted stock units (RSUs) to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant. Our RSUs give our employees the right to receive shares of our common stock upon vesting without paying any purchase price, or “right to be issued.” In the past, we also have generally offered our employees the opportunity to purchase unvested shares subject to their options, while retaining a right to repurchase from the employee any shares that remain unvested if the employee’s services with us terminate prior to the date on which the options are fully vested, although such practice was discontinued for the most part in 2012. Stock options granted to newly hired employees generally vest as to 20% of the total number of shares subject to the option on the first anniversary of the hire date and in equal monthly installments over the following 48 months. Restricted stock units generally vest quarterly over four years from the vesting commencement date.

In March 2013, the compensation committee of our board of directors granted stock options to each of our named executive officers as described in the “Outstanding Equity Awards at Fiscal 2014 Year-End” table below, as well as to a significant number of our other employees. The grants to our named executive officers, in connection with the determination of their base salaries, were intended to strengthen the long-term component of each such officer’s compensation, provide further retention incentive for these officers and de-emphasize cash-based compensation.

None of our named executive officers is currently eligible for any change in control related benefits. For more information, see “Severance and Change in Control Benefits” below.

Outstanding Equity Awards at Fiscal 2014 Year-End

The following table sets forth information regarding each unexercised option and all unvested restricted stock held by each of our named executive officers as of January 31, 2014.

The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.

		Option Awards								Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)
Peter P. Gassner	5/18/2010	—		—	—	—		—	—	1,302,083	(2)	41,393,219
	3/10/2013	—		—	—	3,333,333	(3)	3.92	3/9/2023	—		—
Matthew J. Wallach	3/10/2013	—		—	—	1,333,333	(3)	3.92	3/9/2023	—		—
Timothy S. Cabral	2/24/2010	250,000	(4)	0.13	2/23/2020	—		—	—	—		—
	3/10/2013	—		—	—	1,333,333	(3)	3.92	3/9/2023	—		—

(1)	The market value of unvested shares is calculated by multiplying the number of unvested shares held by the applicable named executive officer by the closing price of our Class A common stock on January 31, 2014, which was $31.79.
(2)	Represents the unvested portion of 5,208,333 shares of our Class B common stock that were purchased pursuant to the exercise of an option granted in May 2010, and which are subject to our right of repurchase at the exercise price. 1/48th of the shares vest upon the completion of each month of continuous service beginning on January 31, 2011.
(3)	The stock options vest monthly over a five-year period following the vesting commencement date. The vesting commencement dates for the option grants will be February 1 of 2015, 2014 and 2014 for Messrs. Gassner, Wallach and Cabral, respectively.

(4)	Represents the unexercised portion of an option grant for 700,000 shares, which was exercisable in full as of the grant date but subject to our right of repurchase at the exercise price that lapses in accordance with the option’s vesting schedule. 1/4th of the shares subject to the option vested on February 22, 2011, and an additional 1/48th of the option shares vest upon the completion of each additional month of service thereafter.

Severance and Change in Control Benefits

In connection with the commencement of their employment, we entered into offer letters with each of Messrs. Gassner, Wallach and Cabral. The offer letters entered into with Messrs. Gassner, Wallach and Cabral are similar to offer letters entered into with our other employees, and none of Messrs. Gassner, Wallach or Cabral have any contractual rights to receive severance in the event of a termination of their employment.

Additionally, none of our named executive officers is currently eligible for any change in control related benefits. Mr. Gassner was originally eligible for full vesting acceleration with respect to his stock option grant from May 2010 in the event his employment was involuntarily terminated within 12 months following a change in control of our company. However, at his request, the stock option was amended in February 2013 so that it is no longer eligible for such acceleration.

Retirement Benefits

We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (Code). We are responsible for administrative costs of the 401(k) plan. We may, at our discretion, make matching contributions to the 401(k) plan. No employer contributions have been made to date.

COMPENSATION COMMITTEE REPORT

The information contained in the following report of Veeva’s compensation committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Veeva specifically incorporates it by reference.

The compensation committee has reviewed and discussed the section captioned “Executive Compensation,” included in this proxy statement, with management and, based on such review and discussion, the compensation committee has recommended to our board of directors that this “Executive Compensation” section be included in our annual report on Form 10-K and in this proxy statement.

Submitted by the compensation committee of the board of directors:

Gordon Ritter (Chair)

Ronald E.F. Codd

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2014 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our executive officers and directors as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 30,927,540 shares of Class A common stock and 95,453,279 shares of Class B common stock outstanding at March 31, 2014. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options and restricted stock units held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of March 31, 2014. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Veeva Systems Inc., 4637 Chabot Drive, Suite 210, Pleasanton, California 94588.

	Shares Beneficially Owned				% Total Voting Power(1)
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%
Named Executive Officers and Directors:
Peter P. Gassner(2)	—	*	13,208,333	13.8	13.4
Matthew J. Wallach(3)	—	*	3,066,666	3.2	3.1
Timothy S. Cabral(4)	—	*	666,666	*	*
Mark Armenante(5)	—	*	13,400,000	14.0	13.6
Ronald E.F. Codd(6)	—	*	312,500	*	*
Gordon Ritter(7)	—	*	28,950,000	30.3	29.4
Young Sohn(8)	—	*	13,050,000	13.7	13.2
Kevin Spain(9)	—	*	28,950,000	30.3	29.4
All Executive Officers and Directors as a Group (9 persons)(10)	—	*	73,029,165	76.0	73.6
5% Stockholders:
T.Rowe Price Associates, Inc. and affiliates(11)	7,358,456	23.8	—	*	*
Criterion Capital Management, LLC and affiliates(12)	4,396,374	14.2	—	*	*
BlackRock, Inc.(13)	4,199,834	13.6	—	*	*
Emergence Capital Partners II, L.P.(14)	—	*	28,950,000	30.3	29.4
Maja Kristin(15)	—	*	5,925,000	6.2	6.0
Craig Ramsey	—	*	5,350,000	5.6	5.4

*	Less than 1 percent.
(1)

Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share. Each share of Class B common stock is convertible, at any time at the option of the holder, into one (1) share of Class A common stock.
(2)	Includes (i) 10,000,000 shares of Class B common stock held directly by Mr. Gassner and (ii) 3,208,333 shares of Class B common stock held by Peter Gassner and Piyajit Gassner as Community Property, of which 976,562 shares may be repurchased by us at the original exercise price as of 60 days following March 31, 2014.
(3)	Includes (i) 900,000 shares of Class B common stock held by Matt Wallach and Cristina Wallach as joint tenants with right of survivorship, (ii) 300,000 shares of Class B common stock held by the Matt Wallach 2012 Irrevocable Trust, (iii) 300,000 shares of Class B common stock held by the Matt Wallach 2013 Irrevocable Trust, (iv) 66,666 shares of Class B common stock issuable to Mr. Wallach pursuant to options exercisable within 60 days of March 31, 2014 and (v) 1,500,000 shares of Class B common stock held directly by Mr. Wallach.
(4)	Includes (i) 200,000 shares of Class B common stock held by Tim Cabral and Julia Cabral as community property, (ii) 250,000 shares of Class B common stock held by the TC 2013 Annuity Trust and (iii) 216,666 shares of Class B common stock issuable to Mr. Cabral pursuant to options exercisable within 60 days of March 31, 2014.
(5)	Includes (i) 10,400,000 shares of Class B common stock held directly by Mr. Armenante, (ii) 1,000,000 shares of Class B common stock held by Mark A. Armenante and Elizabeth T. Armenante, Trustees of the Elizabeth T. Armenante Grantor Retained Annuity Trust dated May 20, 2013, (iii) 1,000,000 shares of Class B common stock held by Mark A. Armenante and Elizabeth T. Armenante, Trustees of the Mark A. Armenante Grantor Retained Annuity Trust dated May 20, 2013, (iv) 500,000 shares of Class B common stock held by the Christina E. Armenante Trust 2000 U/A dated July 14, 2000 and (v) 500,000 shares of Class B common stock held by the Andrew M. Armenante Trust 2000 U/A dated July 14, 2000.
(6)	Includes (i) 156,250 shares of Class B common stock held directly by Mr. Codd, of which 15,625 shares may be repurchased by us at the original exercise price as of 60 days following March 31, 2014 and (ii) 156,250 shares of Class B common stock issuable to Mr. Codd pursuant to an option exercisable within 60 days of March 31, 2014, of which none of the shares were vested as of such date.
(7)	Consists of 28,950,000 shares of Class B common stock held by Emergence Capital Partners II, L.P. (ECP II), as reflected in footnote 14 below. Mr. Ritter, a member of our board of directors, is a member of Emergence GP Partners, LLC (EGP) and has shared voting and dispositive power with regard to the shares directly held by ECP II. Mr. Ritter disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein.
(8)	Consists of 12,140,000 shares of Class B common stock held directly by Ms. Sohn and (ii) 910,000 shares of Class B common stock held by Young Sohn Grantor Retained Annuity Trust dated May 21, 2013.
(9)	Consists of 28,950,000 shares of Class B common stock held by ECP II, as reflected in footnote 14 below. Mr. Spain, a member of our board of directors, is a partner of Emergence Equity Partners II, L.P. (EEP II) and has shared voting and dispositive power with regard to the shares directly held by ECP II. Mr. Spain disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein.
(10)	Includes (i) 72,704,165 shares of Class B common stock beneficially owned by the directors and named executive officers as reflected in footnotes 2 through 9, (ii) 150,000 shares of Class B common stock held directly by an executive officer who is not a named executive, of which 25,000 shares may be repurchased by us at the original exercise price as of 60 days following March 31, 2014, and (iii) 225,000 shares of Class B common stock issuable to such officer pursuant to options exercisable within 60 days of March 31, 2014, of which none of the shares were vested as of such date.
(11)	Based solely on the information reported on a Schedule 13G/A filed with the SEC on April 10, 2014, T. Rowe Price Associates, Inc. (Price Associates) has sole voting power over 1,415,576 shares of Class A common stock and sole dispositive power over 7,358,456 shares of Class A common stock and T. Rowe Price New Horizons Fund, Inc. has sole dispositive voting power over 3,006,200 shares of Class A common stock. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(12)	Based solely on the information reported on a Schedule 13G filed with the SEC on April 4, 2014, Criterion Capital Management, LLC (Criterion) serves as the general partner and investment advisor of Criterion Horizons Master Fund GP, Ltd. (Horizons GP), Criterion Capital Partners Master Fund GP, Ltd. (Partners GP), Criterion Vista Master Fund GP, Ltd. (Vista GP), Criterion Horizons Master Fund, L.P. (Horizons Master Fund) and Criterion Capital Partners Master Fund, L.P. (Partners Master Fund, and together with Criterion, Horizons GP, Partners GP, Vista GP, Horizons Master Fund and Partners Master Fund, the Criterion Funds). Christopher H. Lord (Lord), David Riley (Riley) and Tomoko Fortune (Fortune, together with Lord, Riley and Criterion Funds, the Filers) are Criterion’s members and its portfolio managers. The Filers filed the Schedule 13G jointly, but not as members of a group, and have shares voting and dispositive power over a total of 4,396,374 shares of Class A common stock as follows: (a) Criterion has shared voting and dispositive power over 4,396,374 shares; (b) Lord has shared voting and dispositive power over 4,396,374 shares; (c) Riley has shared voting and dispositive power over 4,396,374 shares; (d) Fortune has shared voting and dispositive power over 4,396,374 shares; (e) Horizons GP has shared voting and dispositive power over 2,010,042 shares; (f) Partners GP has shared voting and dispositive power over 1,956,317 shares; (g) Vista GP has shared voting and dispositive power over 430,015 shares; (h) Horizons Master Fund has shared voting and dispositive power over 2,010,042 shares; and (i) Partners Master Fund has shared voting and dispositive power over 1,956,317 shares. The address of Criterion, Lord, Riley and Fortune is 4 Embarcadero Center, 34th Floor, San Francisco, CA 94111. The address of Horizons GP, Partners GP, Vista GP, Horizons Master Fund and Partners Master Fund is c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.
(13)	Based solely on information reported on a Schedule 13G filed with the SEC on February 10, 2014, BlackRock, Inc. has sole voting power over 4,166,744 shares of Class A common stock and sole dispositive power over 4,199,834 shares of Class A common stock. The subsidiaries included in the report were as follows: BlackRock (Luxembourg) S.A., BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management, LLC. According to the filing, BlackRock (Luxembourg) S.A. and BlackRock Advisors, LLC beneficially own more than five percent of our total outstanding Class A common stock. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.
(14)	Consists of 28,950,000 shares of Class B common stock held by ECP II. EEP II is the sole general partner of ECP II and EGP is the sole general partner of EEP II. Jason Green, Brian Jacobs and Gordon Ritter are members of EGP and share voting and dispositive power over the shares held by each of these entities. Kevin Spain is a partner of EEP II and shares voting and dispositive power over the shares held by ECP II. Mr. Ritter and Mr. Spain are also members of our board of directors. Each member disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein. The address of ECP II is 160 Bovet Road, Suite 300, San Mateo, California 94402.
(15)	Consists of 5,925,000 shares of Class B common stock held by Maja Kristin, as Trustee of the Maja Kristin Revocable Trust, dated August 27, 2012.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of January 31, 2014 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity compensation plans approved by stockholders	25,580,487	$3.22	6,065,657
Equity compensation plans not approved by stockholders	—	—	—

Total	25,580,487		6,065,657

(1)	The weighted average exercise price does not take into account outstanding restricted stock or RSUs.
(2)	Included in this amount are 4,000,000 shares available for future issuance under the 2013 Employee Stock Purchase Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, the following is a description of each transaction since February 1, 2013 and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds or will exceed $120,000; and

•	any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Officer Loan

We entered in a full-recourse promissory note with Matthew J. Wallach, our President, in February 2011. Pursuant to this note, we loaned Mr. Wallach $250,000. This loan bore interest at the rate per annum of 0.51%, compounded annually. This loan and all accrued interest were repaid in full by Mr. Wallach in April 2013. As of January 31, 2014, there was no outstanding balance on this loan.

Amended and Restated Investors’ Rights Agreement

We have entered into an investors’ rights agreement with certain holders of our capital stock, including entities with which certain of our directors are affiliated. These stockholders are entitled to rights with respect to the registration of their shares under the Securities Act.

Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors

Ted Wallach, a brother of Matthew J. Wallach, our President, has been employed by us since September 2010. Ted Wallach serves as a senior product manager. During our fiscal year ended January 31, 2014, Ted Wallach had total cash compensation, including base salary, bonus and other compensation, of $0.2 million.

Ted Wallach’s compensation level was based on reference to internal pay equity when compared to the compensation paid to employees in similar positions that were not related to our executive officers and directors. He was also eligible for equity awards on the same general terms and conditions as applicable to other employees in similar positions who were not related to our executive officers and directors.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements will provide that we indemnify each of our directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and our amended and restated bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers and other key employees in connection with a legal proceeding.

Policies and Procedures for Related Party Transactions

Pursuant to our code of conduct and audit committee charter, any related party transaction or series of transactions with an executive officer, director, or any of such persons’ immediate family members or affiliates, in which the amount, either individually or in the aggregate, involved exceeds $120,000 must be presented to our audit committee for review, consideration and approval. All of our directors and executive officers are required to report to our audit committee any such related party transaction. In approving or rejecting the proposed transactions, our audit committee shall consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our audit committee shall approve only those transactions that, in light of known circumstances, are not inconsistent with Veeva’s best interests, as our audit committee determines in the good faith exercise of its discretion.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during fiscal 2014, all Section 16(a) filing requirements were satisfied on a timely basis except that each of Craig Ramsey, Maja Kristin, James Ramsey and Jenna Mitchell delinquently filed one Form 3 and one Form 4, which reported two transactions. All of such filings were in connection with our initial public offering. Such persons do not own more than 10% of our Class B common stock, which is the class of common stock that they own; however, pursuant to SEC regulations, such persons are deemed to own more than 10% of our Class A common stock, assuming a conversion of their Class B common stock, and no other shares of Class B common stock, into Class A common stock.

AUDIT COMMITTEE REPORT

The information contained in the following report of Veeva’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Veeva specifically incorporates it by reference.

Role of the Audit Committee

The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Veeva’s audit committee charter, published on the corporate governance section of Veeva’s website at http://ir.veeva.com/.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended January 31, 2014

The audit committee has reviewed and discussed with Veeva’s management and KPMG LLP the audited consolidated financial statements of Veeva for the year ended January 31, 2014. The audit committee has also discussed with KPMG LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

The audit committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with KPMG LLP its independence from us.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in Veeva’s annual report on Form 10-K for the year ended January 31, 2014 for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the board of directors:

Ronald E. F. Codd (Chair)

Mark Armenante

Gordon Ritter

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Veeva may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS

Pleasanton, California

April 25, 2014

ANNUAL MEETING OF STOCKHOLDERS OF

VEEVA SYSTEMS INC.

June 4, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM ET on Tuesday, June 3, 2014.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting. Information on attending the Annual Meeting, including directions, may be found at http://www.astproxyportal.com/ast/18559

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18559

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.  i

¢ 20230000000000000000 0	060414

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1.	To elect the Board’s two (2) nominees for director to serve until the 2017 annual meeting:			2.	To ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2015.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O Young Sohn
		O Kevin Spain		Note: The stockholders may conduct such other business as may properly come before the meeting or any adjournment thereof.
☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

0                    ¢

VEEVA SYSTEMS INC.
Proxy for Annual Meeting of Stockholders on June 4, 2014
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Peter P. Gassner, Timothy S. Cabral and Josh Faddis, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Veeva Systems Inc., to be held on Wednesday, June 4, 2014 at 3:00 p.m. local time, at 4637 Chabot Drive, Suite 210, Pleasanton, California 94588, and at any adjournments or postponements thereof, as follows:

This proxy when properly executed will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued and to be signed on the reverse side.)

¢	14475 ¢